Business Combinations - Schedule of Total Consideration is Summarized (Details) - Sunder Energy LLC [Member] $ in Thousands	9 Months Ended
Sep. 28, 2025 USD ($)
Consideration
Cash	$ 20,689
Equity 3.3 million shares of the Company’s common stock	5,700
Contingent consideration arrangement – up to 6.6 million shares of the Company’s common stock	11,400
Fair value of total consideration transferred	57,789
Note payable to Seller [Member]
Consideration
Seller note	$ 20,000